Q2 2026 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.6 billion at June 30, 2026 • Market Cap: $545 million at July 17, 2026 • Ownership (S&P Global as of July 17, 2026) • Institutional: 51% • Insider/ESOP: 12% | 3 Our Company Total Assets $3.6B Total Loans $2.8B Total Deposits $3.1B

| 4 Our Markets

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Profitability						
Net income	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360	$ 11,615
Diluted EPS	1.37	1.45	1.59	1.46	1.45	1.48
Net interest income	31,749	33,351	34,106	34,048	34,482	35,805
Provision (reversal) for loan losses	394	489	(229)	480	922	762
Core pre-provision net income(1)	11,205	10,881	12,113	11,721	12,124	12,225
Net interest margin ("NIM")	3.91 %	4.04 %	4.10 %	4.06 %	4.16 %	4.24 %
ROA	1.29	1.31	1.41	1.29	1.30	1.31
ROE	11.0	11.2	11.8	10.5	10.4	10.3
ROATCE(1)	14.3	14.5	15.0	13.3	13.1	12.9
Efficiency ratio	60.4	60.5	59.5	60.6	60.0	61.8
Balance Sheet						
Assets	$ 3,485,453	$ 3,491,455	$ 3,494,074	$ 3,492,626	$ 3,554,643	$ 3,603,193
Loans	2,747,277	2,764,538	2,705,895	2,744,023	2,728,146	2,778,890
Total deposits	2,827,207	2,908,234	2,975,503	2,972,806	3,026,781	3,068,883
Allowance / total loan ratio	1.21 %	1.21 %	1.21 %	1.21 %	1.23 %	1.22 %
TCE Ratio	9.4	9.5	9.9	10.3	10.4	10.5
Loan/Deposit ratio	97.2	95.1	90.9	92.3	90.1	90.6
Per Share Data						
Share price	$ 44.80	$ 51.78	$ 54.33	$ 57.80	$ 60.58	$ 68.52
Book value	50.82	52.36	54.05	55.56	56.73	57.63
Tangible book value(1)	40.13	41.54	43.29	44.84	46.04	47.02
Price / tangible book value per share	112 %	125 %	126 %	129 %	132 %	146 %
Dividend paid	$ 0.27	$ 0.27	$ 0.29	$ 0.31	$ 0.31	$ 0.31

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Jun- 26 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 11.6% as of June 30, 2026 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.33 1.30 1.31 1.12 1.04 1.25 1.27 1.12 1.32 1.39 1.38 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 2Q 2026 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.1 10.4 10.3 8.9 8.5 11.8 11.9 9.9 11.1 11.1 10.9 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 2Q 2026 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 13.1 12.9 11.1 10.5 15.6 15.9 12.8 13.9 13.7 13.4 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 2Q 2026 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.2 60.0 61.8 63.8 64.8 61.2 61.3 64.6 60.8 59.7 61.6 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 2Q 2026 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of June 30, 2026) CRE O.O. 28% 1-4 Mortgage 17% CRE N.O.O. 16% C&I 16% C&D 12% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 28% Houston 21% Northshore 12% Baton Rouge 10% MS 1% • Total loans - $2.8 billion • 2Q 2026 WAR - 6.46% • Houston market - 9% YTD annualized growth rate • YTD 2026 annualized growth rate - 3% • Houston market - 9% annualized growth rate YTD | 8 7% 4% 3% (8)% 6% 7% 1% 6% (2)%

OO CRE Portfolio (as of June 30, 2026) Geographic Exposure Houston, 39% Acadiana, 25% New Orleans 13% Northshore 12% Baton Rouge 9% Mississippi, 1% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 184,013 7% 24% $ 1,704 $ — Office 113,365 4 15 497 — Warehouse Or Industrial 112,785 4 15 648 7,381 Office Medical 93,565 3 12 883 9,538 Other Specialty Use 59,155 2 8 970 3,709 Retail Single Tenant 50,695 2 6 634 — Restaurant/Bar 47,515 2 6 689 3,577 Hospital Or Surgical Center 47,496 2 6 4,318 — Church/School Mtg 40,221 1 5 914 1,427 Other 26,304 1 3 752 356 Total $ 775,114 28% 100% $ 846 $ 25,988 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 170,881 $ 66,924 $ 167,466 $ 212,925 $ 156,918 WAR 6.2% 5.0% 6.1% 6.5% 4.6 % Average Rate 5.8% Fixed Rate % 61% Convenience Store Balances 87% in Houston Nonaccrual Balance $8.4 million

NOO CRE Portfolio, including Multifamily (as of June 30, 2026) Geographic Exposure New Orleans 40% Northshore 20% Houston 19% Acadiana 12% Baton Rouge 8% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 197,624 7% 31% $ 1,326 $ 2,759 Retail Multi-tenant 111,164 4 17 1,566 — Multi Use Facility 68,183 3 11 1,136 7,939 Office 64,659 2 10 965 5,811 Other 62,423 2 10 1,115 628 Hotel/Motel 56,312 2 9 1,341 13,126 Warehouse or Industrial 42,750 2 7 570 — Retail Single Tenant 13,716 1 2 473 363 Other Specialty Use 11,177 — 2 621 — Hospital or Surgical Center 10,330 — 1 1,722 — Total $ 638,338 23% 100% $ 1,114 $ 30,626 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 153,093 $ 85,298 $ 188,766 $ 139,486 $ 71,695 WAR 6.3% 4.4% 6.3% 6.8% 4.9 % Average Rate 5.97% Fixed Rate % 69% Nonaccrual Balance $3.0 million

CRE Non-Medical Office Exposure (as of June 30, 2026) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $178.0 million or 6.4% of total loans NOO Geographic Exposure Baton Rouge 0.8% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 23,434 0.8% $ 1,302 $ — Houston 21,991 0.8 1,833 5,811 Northshore 7,383 0.3 923 — Acadiana 8,329 0.3 379 — New Orleans 3,287 0.1 657 — Mississippi 151 — 151 — Southwest LA 84 — 84 — Total NOO Office $ 64,659 2.3% $ 965 $ 5,811 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 32,692 1.2% $ 448 $ — Houston 27,421 1.0 946 — New Orleans 22,076 0.8 513 — Baton Rouge 14,515 0.5 415 — Northshore 11,722 0.4 434 — Southwest LA 1,513 0.1 126 — Mississippi 3,426 0.1 381 — Total OO Office $ 113,365 4.1% $ 497 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 5.5 yrs OO 6.7 yrs Average Rate NOO 5.4% OO 5.9%

Commercial & Industrial

(as of June 30, 2026)

dollars in thousands		Balances	% of C&I	% of Loans		Avg Loan Size		Criticized Balances
Finance and Insurance	$	55,511	12.4 %	2.0 %	$	941	$	3,823
Professional Services		46,023	10.3	1.7		120		—
Retail		45,505	10.2	1.6		241		348
Construction		44,130	9.9	1.6		141		599
Manufacturing		41,328	9.3	1.5		289		12,966
Transportation		40,561	9.1	1.5		294		326
Real Estate Leasing		40,543	9.1	1.5		170		63
Agriculture		31,487	7.1	1.1		189		1,823
Healthcare		30,833	6.9	1.1		136		1,535
Oil & Gas Extraction		11,278	2.5	0.4		166		—
Other		59,153	13.3	2.1		148		842
Totals	**$**	**446,352**	**100 %**	**16.1 %**	**$**	**191**	**$**	**22,325**

	Repricing or Maturing Term				
dollars in thousands	3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5+ Years
Balances	$ 253,504	$ 35,278	$ 48,945	$ 41,614	$ 67,011
WAR	7.2 %	6.9 %	6.8 %	6.9 %	6.4 %

LOC Utilization Rate
48%

Nonaccrual Balance
$2.6 million

Average Rate
7.0%

Fixed Rate %
40%

Geographic Exposure



Natchez 2%
Other 4%
Northshore 7%
Southwest LA 9%
Houston 11%
New Orleans 11%
Baton Rouge 15%
Acadiana 41%

Home Bancorp, Inc. | 12

C&D Portfolio (as of June 30, 2026) Commercial Construction, 57%Lots, Development and Unimproved Land, 24% 1-4 Family Construction, 19% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Jun- 26 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $324 million Average Balance $579K $1,009K net charge-offs since 2009 1.6% on Nonaccrual or $5.3 million

Loans & Securities - Repricing and Maturity

(as of June 30, 2026)

Total Loans and Leases [(1)] dollars in millions	Floating Rate*	3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total	Fixed	Adjustable
	Loan Repricing or Maturing Term								*Rate Structure*	
Residential mortgages	$41	$23	$53	$113	$90	$26	$130	**$476**	$257	$219
Home equity loans and lines	82	0	0	2	1	1	4	**90**	7	83
Commercial real estate	220	72	123	286	312	103	100	**1,216**	759	457
Construction and land	139	58	72	35	15	2	2	**323**	122	201
Multifamily	22	10	30	70	40	16	9	**197**	153	44
Commercial and industrial	250	4	35	49	42	42	25	**447**	179	268
Other consumer	11	1	3	4	3	2	6	**30**	25	5
Total Loans and Leases	**$765**	**$168**	**$316**	**$559**	**$503**	**$192**	**$276**	**$2,779**	**$1,502**	**$1,277**
% of Total	28%	6%	11%	20%	18%	7%	10%	**100%**	54%	46%
Cumulative	28%	34%	45%	65%	83%	90%	100%			
Weighted average rate	6.94%	5.71%	5.63%	6.38%	6.64%	5.29%	5.02%	**6.25%**	**5.72%**	**6.86%**

**Floating rate loans reprice regularly every 3 months or less.*

Total Investment Securities [(2)] dollars in millions	3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total
	Investment Securities Projected Cash Flow						
Current par value	$23	$47	$145	$98	$55	$69	**$436**
% of Total	5%	11%	33%	22%	13%	16%	**100%**
Cumulative	5%	16%	49%	71%	84%	100%	
Weighted average rate	2.38%	2.57%	2.23%	2.99%	2.86%	2.76%	**2.61%**

(1) Based on maturity date for fixed rate loans. (2) Par value for securities at June 30, 2026 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $31.5 $2.4 $(1.0) $1.1 $(0.9) $1.7 $(0.8) $31.5 $32.9 $33.1 $34.0 Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Dec 2025 Organic Provision Net Charge- offs Jun 2026 0 10 20 30 40 2025 (dollars in thousands) 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Total loans $ 2,764,538 $ 2,705,895 $ 2,744,023 $ 2,728,146 $ 2,778,890 Total nonperforming loans 23,352 29,522 34,176 35,809 26,424 Total special mention loans 1,812 3,959 4,624 11,148 26,911 Total substandard loans 49,811 57,643 61,131 61,500 68,889 Total criticized loans $ 51,623 $ 61,602 $ 65,755 $ 72,648 $ 95,800 Nonperforming loans / Total loans 0.84% 1.09% 1.25% 1.31% 0.95 % Criticized loans / Total loans 1.87% 2.28% 2.40% 2.66% 3.45 % ALL / Total Loans 1.21% 1.21% 1.21% 1.23% 1.22% 20262021 Changes in ALL | 15 2024

1.30 0.77 0.49 0.34 0.31 0.45 1.03 1.09 0.75 0.40 0.28 0.14 0.20 0.32 0.80 0.86 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 2025 Jun-26 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 0.00 0.04 0.03 0.06 2019 2020 2021 2022 2023 2024 2025 Jun-26 YTD 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 92 87 ALL / NPAs 2019 2020 2021 2022 2023 2024 2025 Jun-26 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 1.24 0.91%1.32 0.74 0.57 0.32 0.36 0.67 1.18 0.64% Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 2025 Jun-26 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in thousands) Book Value Gain/(loss) Eff. Duration MBS $189,642 $(15,198) 4.0 Agency CMBS 163,255 (3,844) 2.3 Muni 53,336 (5,016) 4.9 CMO 12,464 (478) 2.8 Agency 10,464 (512) 3.3 Corp 5,000 — 4.1 Total $434,161 $(25,048) 3.4 10 Year Investment Cash Flow 9% 28% 42% 54% 65% 76% 81% 87% 91% 94% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 FYE 2035 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 44% Agency CMBS 38% Muni 12% CMO 3% Agency 2% Corp 1% 11% of total assets 2.7% Q2 yield $25.0 million unrealized loss ~ 5.8% of book value 99.9% AFS $1.1 million MV decline in Q2 $23.9 million increase in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 30% 34% 28% 26% 27% 27% 31% 25% 24% 23% 22% 24% 13% 13% 24% 26% 27% 24% 15% 16% 15% 17% 17% 19% 11% 12% 9% 8% 7% 6% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2021 2022 2023 2024 2025 Jun 2026 2,400 2,800 3,200 3,600 Change (dollars in thousands) 6/30/2025 3/31/2026 6/30/2026 QoQ YoY Demand Deposits $ 796,844 $ 830,030 $ 835,118 $ 5,088 $ 38,274 Savings 204,191 202,058 197,412 (4,646) (6,779) Money Market 463,332 543,120 571,474 28,354 108,142 NOW 625,793 710,071 727,839 17,768 102,046 CDs 818,074 741,502 737,040 (4,462) (81,034) Total Deposits $ 2,908,234 $ 3,026,781 $ 3,068,883 $ 42,102 $ 160,649 Deposits (as of June 30, 2026) | 18 $37,534 Average deposit size 27% Non-interest bearing deposit composition 7% Annualized 2026 growth rate

Deposits (as of June 30, 2026) | 19 Retail Business Public Broker Total FDIC Insured 42% 17% —% —% 59% Uninsured (1) 8 17 — — 25 Reciprocal — 7 — — 7 Public Funds — — 7 — 7 Brokered Deposits — — — 2 2 Total 50% 41% 7% 2% 100% Cost of Deposits 1.52 1.63 1.75 1.73 1.68 1.71 1.76 1.71 1.65 1.72 4.41 4.58 4.59 4.33 4.00 3.86 3.85 3.83 3.50 3.41 2.52 2.69 2.78 2.66 2.51 2.52 2.57 2.51 2.29 2.28 1.82 1.94 2.03 1.94 1.85 1.84 1.88 1.84 1.68 1.66 Interest-bearing non-maturity deposits Certificates of deposit Total interest-bearing deposits Total deposits 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q2 2026 FHLB availability $ 1,280,712 Unencumbered investments (book) 66,193 FRB discount window 500 Total primary funding sources $ 1,347,405 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,402,405 Uninsured Deposits(1) Approximately $776 million or 25% of total deposits Coverage of Uninsured Deposits(2) 174%

3.64 3.66 3.71 3.82 3.91 4.04 4.10 4.06 4.16 4.24 NIM 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3.60% 3.80% 4.00% 4.20% 4.40% NIM (TE) 6.18 6.28 6.43 6.43 6.43 6.50 6.53 6.44 6.41 6.46 Loan Yield 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 6.10% 6.20% 6.30% 6.40% 6.50% 6.60% Yield on Loans 2.79 2.93 3.02 2.87 2.74 2.71 2.69 2.60 2.38 2.38 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 2.3% 2.5% 2.8% 3.0% 3.3% Cost of Interest-Bearing Liabilities Yields | 20 4.24% NIM for the quarter ended June 2026 1.66% Cost of total deposits for the quarter ended June 2026 Month Total borrowings decreased $1.9 million for the quarter ended June 2026

Rate Shock 1 Year % Change in NII 200 6.8% 100 3.5% (100) (4.3)% (200) (8.3)% % of assets 2019 2025 Q2 2026 Q2 Cash 2% 3% 5% Investments 12% 11% 12% Loans, excluding PPP 78% 79% 77% Other Assets 8% 7% 6% NMD - noninterest-bearing 20% 23% 23% NMD - interest-bearing 45% 37% 42% CDs 18% 23% 20% Total Deposits 83% 83% 85% Borrowings 2% 3% —% Subordinated Debt —% 2% 1% Other 1% 1% 1% Equity 14% 11% 13% Loan portfolio effective duration ~ 1.7 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 3Q2024 3Q2024 - 2Q2026 Interest-bearing deposits 36% 40% 49% 29% Total deposits 27% 31% 36% 22% Interest-bearing liabilities 33% 40% 53% 38% Funding earning assets 23% 29% 37% 29% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q2- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q2- 24 Q4- 24 Q2- 25 Q4- 25 Q2- 26 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.4 46% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.45 0.44 2019 2020 2021 2022 2023 2024 2025 Jun-26 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.58 2.70 2019 2020 2021 2022 2023 2024 2025 Jun- 26 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Service fees and charges $ 1,345 $ 1,408 $ 1,438 $ 1,437 $ 1,407 Bank card fees 1,750 1,646 1,624 1,594 1,718 Gain on sale of loans 114 144 225 230 229 Loss on sale of assets, net (2) — (4) — (1) Other 509 540 715 477 566 Total noninterest income $ 3,716 $ 3,738 $ 3,998 $ 3,738 $ 3,919 (dollars in thousands) 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Compensation $ 13,322 $ 13,531 $ 13,974 $ 13,714 $ 15,036 Data processing 2,628 2,556 2,548 2,629 2,655 Occupancy 2,513 2,544 2,406 2,429 2,614 Reversal for unfunded commitments (970) — (105) — — Other 4,914 3,900 4,223 4,168 4,249 Total noninterest expense $ 22,407 $ 22,531 $ 23,046 $ 22,940 $ 24,554 Noninterest expense excl. provision for unfunded $ 23,377 $ 22,531 $ 23,151 $ 22,940 $ 24,554 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 1.14 0.94 0.20 0.22 0.22 0.23 0.25 0.25 0.27 0.31 0.21 0.22 0.23 0.23 0.25 0.25 0.27 0.310.21 0.22 0.23 0.23 0.25 0.25 0.29 0.320.22 0.22 0.23 0.24 0.25 0.26 0.31 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 2026 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 44.84 47.02 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 2025 June 2026 20 25 30 35 40 45 50 Tangible Book Value Share Repurchase Activity (excluding excise tax) Year # Shares Average Price Cash Utilized 2019 419,498 $ 36.82 $ 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 321,590 44.30 14,247,421 2026 (as of 7/17/2026) 7,052 61.16 431,267 Total 2,101,912 $ 35.37 $ 74,337,020 Capital | 23 383,170 shares remaining in current plan as of July 17, 2026 New Share Repurchase Plan approved 400,000 shares 17% Shares repurchased since 2019 8.8% CAGR TBV / share since 2019 Cash acquisition - Texan Bank Cash dividend of $0.32 per share payable on August 14, 2026 *payable in August 2026 *

9.8 10.4 11.0 11.4 11.8 12.1 12.1 14.7 12.4 13.0 13.3 14.1 14.4 14.4 15.9 13.6 14.2 14.5 15.3 15.6 15.6 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 2025 1Q 2026 2Q 2026 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI (1) As Reported Including AOCI (1) Common Equity Tier 1 capital 14.4% 13.8% 13.2% 12.6% Tier 1 risk based capital 14.4% 13.8% 13.2% 12.6% Total risk based capital 15.6% 15.0% 16.3% 15.6% Tier 1 leverage capital 12.1% 11.6% 11.1% 10.6% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of June 30, 2026

Investment Perspective | 25

| 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Total shareholders' equity	$ 402,831	$ 408,818	$ 423,044	$ 435,094	$ 444,410	$ 453,457
Less: intangible assets	84,751	84,482	84,214	83,957	83,723	83,513
Non-GAAP tangible shareholders' equity	$ 318,080	$ 324,336	$ 338,830	$ 351,137	$ 360,687	$ 369,944
Reported net income	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360	$ 11,615
Add: amortization CDI, net tax	231	213	212	203	185	166
Non-GAAP tangible net income	$ 11,195	$ 11,543	$ 12,569	$ 11,614	$ 11,545	$ 11,781
Return on average equity	11.0 %	11.2 %	11.8 %	10.5 %	10.4 %	10.3 %
Add: intangible assets	3.3	3.3	3.2	2.8	2.7	2.6
Non-GAAP return on tangible common equity	14.3 %	14.5 %	15.0 %	13.3 %	13.1 %	12.9 %
Book value per share	$ 50.82	$ 52.36	$ 54.05	$ 55.56	$ 56.73	$ 57.63
Less: intangible assets	10.69	10.82	10.76	10.72	10.69	10.61
Non-GAAP tangible book value per share	$ 40.13	$ 41.54	$ 43.29	$ 44.84	$ 46.04	$ 47.02
Reported net income	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360	$ 11,615
Less: PPP loan income	17	2	1	1	—	—
Less: gain (loss) on sale of assets	9	(2)	—	(4)	—	(1)
Less: loan discount accretion	356	356	347	242	189	201
Add: provision (reversal) for loan losses	394	489	(229)	480	922	762
Add: (reversal) for credit losses on unfunded commitments	—	(970)	—	(105)	—	—
Add: CDI amortization	293	269	268	257	234	210
Total non-core items, net of taxes	241	(449)	(244)	310	764	610
Core pre-provision net income [1]	$ 11,205	$ 10,881	$ 12,113	$ 11,721	$ 12,124	$ 12,225

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2020	2021	2022	2023	2024	2025	Jun-26 YTD
Total shareholders' equity	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 435,094	$ 453,457
Less: intangible assets	63,112	61,949	87,973	86,372	85,044	83,957	83,513
Non-GAAP tangible shareholders' equity	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 351,137	$ 369,944
Reported net income	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 46,062	$ 22,975
Add: amortization CDI, net tax	1,074	919	1,266	1,264	1,049	859	351
Non-GAAP tangible income	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 46,921	$ 23,326
Return on average equity	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.1 %	10.4 %
Add: intangible assets	2.4	3.6	3.7	4.4	3.1	3.2	2.6
Non-GAAP return on tangible common equity	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.3 %	13.0 %
Originated loans	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,436,576	$ 2,508,722
Acquired loans	354,815	246,324	469,325	412,138	363,258	307,447	270,168
Total loans	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,744,023	$ 2,778,890
Originated NPAs	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 27,838	$ 31,015
Acquired NPAs	9,628	6,116	6,487	3,871	4,638	8,267	8,195
Total NPAs	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 36,105	$ 39,210
Originated past due loans	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 28,852	$ 16,014
Acquired past due loans	8,335	6,146	3,683	5,569	4,920	5,184	9,286
Total past due loans	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 34,036	$ 25,300
Average assets	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,473,442	$ 3,548,597
Less: average PPP loans	169,665	169,149	15,691	5,997	4,436	509	66
Average assets excluding PPP loans	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,472,933	$ 3,548,531

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

		2020		2021		2022		2023		2024		2025		Jun-26 YTD
Reported noninterest income	$	14,305	$	16,271	$	13,885	$	14,636	$	14,625	$	15,461	$	7,657
Less: BOLI benefit		—		1,717		—		—		—		—		—
Less: gain (loss) on sale of securities		—		—		—		(249)		—		—		—
Less: gain (loss) on sale of assets		—		(504)		26		(27)		33		3		(1)
Non-GAAP noninterest income	$	14,305	$	15,058	$	13,859	$	14,912	$	14,592	$	15,458	$	7,658
Reported noninterest expense	$	62,981	$	66,982	$	81,909	$	82,841	$	87,289	$	89,563	$	47,494
Less: one-time foreclosed asset recovery		—		—		—		739		—		—		—
Less: merger-related expenses		—		299		1,971		—		—		—		—
Non-GAAP noninterest expense	$	62,981	$	66,683	$	79,938	$	82,102	$	87,289	$	89,563	$	47,494
Reported net income	$	24,765	$	48,621	$	34,072	$	40,240	$	36,427	$	46,062	$	22,975
Less: PPP loan income		5,895		13,208		1,359		95		89		21		—
Less: BOLI benefit		—		1,717		—		—		—		—		—
Less: gain (loss) on sale of assets		—		(504)		26		(27)		33		3		(1)
Less: gain (loss) on sale of securities		—		—		—		(249)		—		—		—
Less: loan discount accretion		4,097		2,361		2,933		2,532		1,888		1,301		390
Add: provision (reversal) for loan losses		12,728		(10,161)		7,489		2,341		2,415		1,134		1,684
Add: provision (reversal) for credit losses on unfunded commitments		—		390		278		501		106		(1,075)		—
Add: CDI amortization		1,360		1,163		1,602		1,601		1,328		1,087		444
Add: one-time foreclosed asset recovery		—		—		—		(739)		—		—		—
Add: merger-related expenses		—		299		1,971		—		—		—		—
Non-core items, net of taxes		3,236		(19,822)		5,547		1,069		1,453		(142)		1,374
Core pre-provision net income (1)	$	28,001	$	28,799	$	39,619	$	41,309	$	37,880	$	45,920	$	24,349

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2020 2021 1Q2022 2022 2023 2024 2025 1Q2026 2Q2026 Total shareholders' equity $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 435,094 $ 444,410 $ 453,457 Less: intangible assets 63,112 61,949 87,569 87,973 86,372 85,044 83,957 83,723 83,513 Non-GAAP tangible shareholders' equity $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 351,137 $ 360,687 $ 369,944 Shares Outstanding 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,831,342 7,833,804 7,868,139 Book value per share $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 55.56 $ 56.73 $ 57.63 Less: intangible assets 7.22 7.27 10.36 10.62 10.59 10.51 10.72 10.69 10.61 Non-GAAP tangible book value per share $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 44.84 $ 46.04 $ 47.02 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)